UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Triton International Limited
(Name of Registrant as Specified In Its Charter)
None
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

 Your Vote Counts!  TRITON INTERNATIONAL LIMITED VICTORIA PLACE, 5TH FLOOR  31 VICTORIA STREET HAMILTON HM 10, BERMUDA  TRITON INTERNATIONAL LIMITED  2023 Annual General Meeting  Vote by April 26, 2023  11:59 PM ET  Vote Virtually at the Meeting*  April 27, 2023  12:00 PM EDT  Virtually at: www.virtualshareholdermeeting.com/TRTN2023  *Please check the meeting materials for any special requirements for meeting attendance.  Smartphone users  Point your camera here and vote without entering a control number  V1.1  For complete information and to vote, visit www.ProxyVote.com  Control #  D95798-P85805  You invested in TRITON INTERNATIONAL LIMITED and it’s time to vote!  You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the  availability of proxy material for the shareholder meeting to be held on April 27, 2023.  Get informed before you vote  View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s)  by requesting prior to April 13, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.  Voting Items  Board Recommends  D95799-P85805  1. Election of Directors  Nominees:  1a. Brian M. Sondey  For  1b. Robert W. Alspaugh  For  1c. Malcolm P. Baker  For  1d. Annabelle Bexiga  For  1e. Claude Germain  For  1f. Kenneth Hanau  For  1g. John S. Hextall  For  1h. Terri A. Pizzuto  For  1i. Niharika Ramdev  For  1j. Robert L. Rosner  For  1k. Simon R. Vernon  For  2. ADVISORY VOTE TO APPROVE THE COMPENSATION OF NAMED EXECUTIVE OFFICERS.  For  3. ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE EXECUTIVE COMPENSATION.  1 Year  4. APPOINTMENT OF INDEPENDENT AUDITORS AND AUTHORIZATION OF REMUNERATION.  For  NOTE: Proposals to be voted on at the meeting include such other business as may properly come before the meeting or any adjournment or postponement thereof.